Exhibit 99

CERTIFICATION PURSUANT TO SECTION 906
OF
THE SARBANES-OXLEY ACT OF 2002

I, Patrick L. Beach, the President of GP3 Asset Acquisition, LLC, the manager of Captec Franchise Capital Partners L.P. III (the “Partnership”), certify that:

     (1)  The Annual Report on Form 10-KSB of the Partnership for the period ended December 31, 2002, which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: March 28, 2003

By: /s/ Patrick L. Beach
Patrick L. Beach
President, GP3 Asset Acquisition, LLC